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Exhibit 21

                             AMERITECH CORPORATION
                                  SUBSIDIARIES



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
AMERITECH CORPORATION                                                                                 Delaware
Illinois Bell Telephone Company  (d/b/a Ameritech Illinois)                                           Illinois
    Illinois Bell Administration Center, Inc.                                                         Illinois
Indiana Bell Telephone Company, Incorporated  (d/b/a Ameritech Indiana)                               Indiana
Michigan Bell Telephone Company  (d/b/a Ameritech Michigan)                                           Michigan
The Ohio Bell Telephone Company  (d/b/a Ameritech Ohio)                                               Ohio
Wisconsin Bell, Inc.  (d/b/a Ameritech Wisconsin)                                                     Wisconsin
    Ameritech Services, Inc.  (Jointly owned by the AOCs)                                             Delaware
        Ameritech Center Phase I, Inc.  (Jointly owned by AIT and ASI)                                Delaware
Ameritech Advanced Data Services of Illinois, Inc.                                                    Delaware
Ameritech Advanced Data Services of Indiana, Inc.                                                     Delaware
Ameritech Advanced Data Services of Michigan, Inc.                                                    Delaware
Ameritech Advanced Data Services of Ohio, Inc.                                                        Delaware
Ameritech Advanced Data Services of Wisconsin, Inc.                                                   Delaware
Ameritech Bell Group, Inc.                                                                            Delaware
Ameritech Capital Funding Corporation                                                                 Delaware
Ameritech Credit Corporation                                                                          Delaware
Ameritech Development Corporation                                                                     Delaware
Ameritech Direct Communications, Inc.                                                                 Delaware
Ameritech Enterprise Holdings, Inc.                                                                   Delaware
Ameritech Global Link, Inc.                                                                           Delaware
Ameritech Information Industry Services, Inc.                                                         Delaware
Ameritech Information Systems, Inc.                                                                   Delaware
    Ameritech EGA, Inc.                                                                               Delaware
    Ameritech Health Connections, Inc.                                                                Delaware
        Ameritech Health Information Management Corporation of Ohio                                   Delaware
        Ameritech Health Information Management Corporation of Tennessee                              Delaware
        Ameritech Knowledge Data, Inc.                                                                Delaware
    Dynix Corporation                                                                                 Utah
        Dynix, Incorporated                                                                           Utah
        Dynix Marquis, Inc.                                                                           Utah
        Retro Link Associates, Inc.                                                                   Utah
        DMI Promark, Inc.                                                                             Utah
        Dynix Library Systems, Inc.                                                                   Canada
        Dynix Library Systems (UK), Ltd.                                                              U.K.
        Dynix Library Systems (Ireland), Ltd.                                                         Ireland
        Dynix (France), S.A.                                                                          France
        Dynix (Deuschland), GmbH                                                                      Germany
        Dynix (Nederland), B.V.                                                                       Netherlands
        Dynix (Chile), Limitada                                                                       Chile
    Health Network Ventures, Inc.                                                                     Delaware
    NOTIS Systems, Inc.                                                                               Delaware
    Wisconsin Health Information Network, Inc.                                                        Delaware
Ameritech InfoServe, Inc.                                                                             Delaware
Ameritech International, Inc.                                                                         Delaware
    Wer Liefert Was?                                                                                  Germany
    Wer liefert was AG                                                                                Germany
    Wer liefert Was? Ges.m.b.H.                                                                       Germany
    Ameritech Australia PTY Limited                                                                   Australia
    Ameritech International Holdings Company                                                          Delaware
Ameritech International Business Development Corporation                                              Delaware
Ameritech International - Hong Kong, Inc.                                                             Delaware

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
Polska Telefonia Komorkowa                                                                            Poland
Starline Insurance Company                                                                            Vermont
Ameritech Long Distance Industry Services, Inc.                                                       Delaware
Ameritech Mobile Communications, Inc.                                                                 Delaware
    Ameritech Mobile Communications of Wisconsin, Inc.                                                Wisconsin
    Ameritech Mobile Phone Service of Chicago, Inc.                                                   Illinois
    Ameritech Mobile Phone Service of Cincinnati, Inc.                                                Delaware
    Ameritech Mobile Phone Service of Detroit, Inc.                                                   Delaware
    Ameritech Mobile Phone Service of Illinois, Inc.                                                  Illinois
    Ameritech Mobile Services, Inc.                                                                   Delaware
    Ameritech Mobile Services of Wisconsin, Inc.                                                      Delaware
    Metrocom Communications, Inc.                                                                     Delaware
    AMCI Partnership Holdings, Inc.                                                                   Delaware
    Ameritech Mobile Data, Inc.                                                                       Delaware
    AMC Mexican Holdings, Inc.                                                                        Delaware
    CyberTel Financial Corporation                                                                    Delaware
        CyberTel Corporation                                                                          Delaware
            CyberTel Cellular Management Company                                                      Delaware
            CyberTel Minneapolis Paging Corporation                                                   Delaware
            CyberTel St. Louis Paging Corporation                                                     Delaware
        GSAA, Inc.                                                                                    Delaware
            Gensub, Inc.                                                                              Delaware
            Hawaiian Cellular Properties, Inc.                                                        Delaware
    Ohio Paging Units, Inc.                                                                           Delaware
Ameritech Monitoring Services, Inc.                                                                   Delaware
Ameritech New Zealand Funding Corporation                                                             Delaware
Ameritech New Zealand Investments, Inc.                                                               Delaware
    Ameritech Holdings Limited                                                                        New Zealand
        HKP Partners of New Zealand                                                                   New Zealand
            Sky Network Television Limited                                                            New Zealand
        Telecom Corporation of New Zealand Limited                                                    New Zealand
Ameritech New Zealand Limited                                                                         Delaware/New Zealand
Ameritech Payphone Services, Inc.                                                                     Delaware
    Ameritech Payphone Services of Illinois, Inc.                                                     Illinois
    Ameritech Payphone Services of Indiana, Inc.                                                      Indiana
    Ameritech Payphone Services of Ohio, Inc.                                                         Ohio
    Ameritech Payphone Services of Michigan, Inc.                                                     Michigan
    Ameritech Payphone Services of Wisconsin, Inc.                                                    Wisconsin
Ameritech Properties Corporation                                                                      Delaware
Ameritech Publishing, Inc.                                                                            Delaware
    Ameritech Industrial Infosource, Inc.                                                             Delaware
    Ameritech Publishing of Illinois, Inc.                                                            Illinois
    Consumer Direct Access, Inc.                                                                      California
Ameritech Wireless Communications, Inc.                                                               Delaware
American Information Technologies Corporation                                                         Nevada
Ameritech Communications, Inc.                                                                        Nevada
Ameritech Corporation                                                                                 Nevada
Ameritech Credit Corporation                                                                          Nevada

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